UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 3, 2006
CERES GROUP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-8483	34-1017531
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
17800 Royalton Road, Cleveland, Ohio 44136
(Address of principal executive offices)
(440) 572-2400
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On May 3, 2006, Ceres Group, Inc. issued a press release reporting earnings for the first quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1.
Item 9.01. Exhibits.
Exhibit 99.1 Press Release, dated May 3, 2006, reporting earnings for the first quarter of 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES GROUP, INC.

/s/ Kathleen L. Mesel By: Kathleen L. Mesel
Its: Corporate Secretary
Dated: May 5, 2006